Exhibit 99.1

Helmerich & Payne, Inc. Susquehanna 2012 Energy & Resources Conference May 8, 2012

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs, rig performance and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

* Includes 34 announced new FlexRigs under construction with customer commitments as of April 26, 2012 that are scheduled for completion during fiscal 2012 and fiscal 2013. 399 drilling Rigs ~$Billion in Assests ~9,300 Employees ~9% Debt/Cap

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments.

Five-Year Relative Shareholder Return Source: Yahoo! Finance as of May 4, 2012

Growing Shareholder Value

Most Profitable Driller in U.S. Land Business (2) PTEN’s and operating income includes drilling operations in Canada. (1) NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. (2) (1) U.S. Land Drilling Operating Income 12 Months Ended March 31,2012 Operating Income (Million)

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 301 49

Highest U.S. Activity Level in Company History As of 4/26/12 growth / Decline in U.S. Lowet 48 Average Rig Activity Change in Average Active Rigs Quarterly Average

As of April 26, 2002 Lower 48 U.S. Land Market Share Active Rig Market Share – Ten Years Ago Note: The above estimates are derived from Smith Bits S.T.A.T.S.

As of April 27, 2012 Lower 48 U.S. Land Market Share Organically Growing Active Rig Market Share Note: The above estimates are derived from Smith Bits S.T.A.T.S.

Market Trends Favor H&P The transition towards oil and liquids-rich-gas directed drilling continues, along with a clear trend towards more complex well designs and faster cycle times. H&P is fortunate to have a customer roster with substantial multi-year drilling inventory capable of shifting targets and taking advantage of strong oil prices. We will continue to focus on safety and innovation, delivering performance efficiencies and repeatability to the customer. Enhanced drilling efficiencies are expected to continue to drive lower total well costs for our customers.

The Ongoing Gas to Oil Transition U.S. Rig Activity by Hydrocarbon Target Number of Active U.S. Rigs (BHI North American Rotary Rig Count)

Increasing Focus on More Difficult Drilling U.S. Rig Activity by Drilling Type Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. H&P U.S. Land Activity Estimated Customer Distribution (April 2012) Industry U.S. Land Activity Estimated Customer Distribution (April 2012)

Recordable Injuries per 1-MM Feet Drilled in 2011 by the Largest U.S. Land Drilling Contractors Note: Injury data taken from IADC ASP Program. Footage data taken from Land Rig Newsletter. 11.7 9.1 5.2 2.2

The Replacement Cycle Continues AC drive rigs are best positioned to make the transition in the U.S. From 2010 to 2011, H&P’s average footage per day increased over ten percent, and already in 2012, we have seen average footage per day increase another ten percent. While FlexRigs continue to rise to the challenge of this more demanding drilling environment, over 150 mechanical rigs were reportedly retired in 2011. Older, underperforming rigs are more likely to be sidelined. High efficiency rigs continue to displace mechanical and SCR rigs.

An Undersupply of AC Drive Rigs Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. (~1,850 Active Rigs in the U.S. By Power Type)

H&P’s Lead in U.S. Land AC Drive Rigs Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets and new build commitments are derived from Rig Data and corporate filings.  Estimated Number of AC Drive Land Rigs in U.S.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4) Average U.S. Land Rig Margin per day (1) (12 Months Ended March 31, 2012) estimated U.S. Land Rig Utilization (3) (12 Months Ended March 31, 2012)

H&P New Builds Total of 210 new build FlexRigs completed since January 2006. Delivering new FlexRigs at the rate of approximately four per month. As of April 26, 2012, 34 announced new builds remained under construction to be delivered in fiscal 2012 and fiscal 2013 Although the level of inquiries has slowed relative to calendar year 2011, conversations with customers continue regarding additional new build commitments

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Additional References

H&P Activity as of April 26, 2012 Rigs Working/ Contracted 239 6 22 267 2 34 303 Rigs Available 268 9 26 303 2 34 339 % Contracted 89% 67% 85% 88% U.S. Land Offshore International Land Total Completed Pending Deployment FlexRig Construction Total Fleet (3) Includes one idle FlexRig that is expected to transfer to the International Land segment and deploy to Argentina. Includes two recently completed FlexRig3s that are expected to (1) transfer to (2) the International Land segment and deploy to the Middle East. Includes announced new FlexRig commitments. (1) (2)

H&P’s U.S. Land Operations We expect total revenue days in the U.S. Land segment to increase by approximately two percent from the second to the third fiscal quarter of 2012. Quarterly average rig revenue per day is expected to improve slightly, by as much as $200 per day from the second to the third fiscal quarter of 2012. The average rig expense per day during the third fiscal quarter of 2012 may potentially decline by a few hundred dollars to a range of $13,500 to $13,800 per day.

H&P’s U.S. Land Fleet Activity (1) Active rigs on term (in blue) generated both revenue and revenue days. (2) Includes completed new builds that were waiting on customers and which generated revenue but did not generate revenue days. (1) (2) Number of Active H&P U.S. Land Rigs

(273 H&P Contracted Land Rigs as of 4/26/12*) Leading U.S. Unconventional Driller * Includes announced new FlexRigs with customer commitments scheduled for completion in fiscal 2012 and fiscal 2013.

H&P Global Fleet Under Term Contract term Contract Status - H&P Global Fleet (Including Announced New Builds) Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average)

H&P’s Offshore Operations Six of the Company’s nine offshore platform rigs remain active, including two under long-term contracts. One of the stacked rigs is expected to go back to work in May, and a second stacked rig is expected to go back to work in the fourth fiscal quarter of 2012. The number of revenue days during the third fiscal quarter of 2012 is expected to be flat to down five percent as compared to the second fiscal quarter of 2012. Average rig margin per day is expected to decrease by ten to 15 percent during the third fiscal quarter of 2012 as compared to the second fiscal quarter, as one rig transitions between projects and the previously-mentioned stacked rig begins its new project.

H&P’s International Land Operations Of the 26 rigs assigned to international operations, 20 are currently active and two additional rigs are contracted and waiting to begin new projects in the fourth fiscal quarter of 2012. Additionally, two recently-completed new build FlexRig3s and an idle U.S. Land FlexRig3 are soon expected to transfer to the International Land segment and deploy to the Middle East and Argentina, respectively. The total number of revenue days during the third fiscal quarter is expected to increase by approximately five percent as compared to the second fiscal quarter of 2012. The average rig margin per day is expected to increase by ten to 20 percent during the third fiscal quarter as compared to the second fiscal quarter of 2012.

H&P’s International Land Operations Active Contracted Idle Total Long-term Contracts Argentina 4 1 3 8 4 Bahrain 4 4 4 Colombia 5 1 1 7 2 Ecuador 5 5 Tunisia 2 2 Total 20 2 4 26 10 Rig Fleet Status (as of April 26, 2012) April 26, 2012 rig count excludes three additional FlexRig3s that are expected to transfer to the International Land segment in the near future. (2) Contracted rig is currently in transit to Colombia from Argentina. (3) 10 of 13 FlexRigs, included in the international fleet of 26 rigs, are under long-term contracts. (3) (2) (1) (1)

Economics Shift Activity Towards Oil Drilling U..S. Rig Activity by Hydrocarbon Target Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count)

H&P’s Growing Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs by primary hydrocarbon target (1) Oil and liquids-rich gas percentage includes a small number of contracted rigs that are moving or will soon move from dry gas plays. (2) Includes rigs in the spot market and rigs with term contracts expiring by June 30, 2012. (3) Includes four rigs with contracts expiring in the quarter ending 9/30/12 and two in the quarter ending 12/31/12. Dry Gas (Spot Market) 2% (1) (2) (3)

AC Drive U.S. Rig Market Share (~500 Rigs) Note: The above estimates corresponding to market share are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

H&P U.S. Land Fleet by Power Type* * Includes New Build Commitments. Marketed Fleet Active/Contracted Fleet

H&P’s New Build Advantages We have been improving and honing the process for over 10 years, prompting our assertion that we build a better rig for less Safety is our first priority, followed by a relentless focus on strong execution and performance in the field Exceptional fleet uniformity Extensive collaboration with customers and suppliers A strong organizational orientation to consistent, repeatable, field execution

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains An enhanced and significantly safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Performance is Not Only About Better Rigs It’s also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

A Value Proposition Example – H&P vs. Competitors Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2011 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 11 9 Other days 3 3 3 Moving days 7 5 3.5 Total rig revenue days per well 30 19 15.5 2. Drilling contractor dayrate $17,500 $23,000 $26,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $51,000 Total cost per well (daily services) $1,275,000 $912,000 $790,500 3. Total well savings with H&P – per well $484,500 $121,500 per year $11.4MM $2.9MM Increased wells per rig per year versus conventional average: 11 wells Increased wells per rig per year versus peer fit-for-purpose: 4 wells

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